Exhibit 99.1

TAMINCO CORPORATION COMPLETES ACQUISTION OF FORMIC ACID BUSINESS

OF KEMIRA OYJ

ALLENTOWN, PA March 6, 2014 — Taminco Corporation (NYSE:TAM), today announced that it has completed the acquisition of the formic acid business of Kemira Oyj. The formic acid business has a global footprint and serves a number of selected markets that are driven by key global megatrends, such as animal nutrition, agriculture, water treatment and energy.

“This transaction is consistent with our strategy of making investments in niche businesses with attractive end-markets and a high level of similarities with Taminco’s core competencies. We are very pleased with the successful completion this transaction and the attractive repricing amendment of our credit agreement that we were able to execute in connection with the transaction,” said Laurent Lenoir, Taminco’s Chief Executive Officer.

About Taminco Corporation

Taminco is a global specialty chemical company, with a clear focus on niche markets. We are the world’s leading producer of alkylamines and alkylamine derivatives supplying diversified global end-markets. Taminco’s products are used by its customers in the manufacture of a diverse array of everyday products for the agriculture, animal nutrition, water treatment, personal & home care, animal nutrition and oil & gas end-markets. Taminco’s products provide these goods with a variety of ancillary characteristics required for optimal performance. Taminco currently operates in 23 countries with eight production facilities in the U.S., Europe and Asia.

Forward-Looking Statements

Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws, and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” and other similar expressions. For more information concerning factors that could cause actual results to differ materially from those contained in the forward-looking statements please refer to the “Risk Factors” section of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission and subsequent filings by the Company. We base these forward-looking statements or projections on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances and at such time. In addition, the completion and integration of the Formic Acid transaction described in this release is subject to a number of uncertainties and closing will be subject to approvals and other customary conditions. Accordingly, there can be no assurances that such transaction will be completed or that the Company’s expectations will be realized. Our expectations regarding the future performance of the business is based upon unaudited non-U.S. GAAP pro forma financial information provided by Kemira regarding its Formic Acid business and does not necessarily reflect what the financial results will be in the future as a part of the Company and will be subject to all of the risks associated with an acquisition of this type, including the ability of the Company to successfully integrate the new business into its own and realize synergies from the proposed transaction, the effects of purchase accounting that may be different from expectations, as well as the specific risks associated with the business and the industry in general. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although we believe that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If we do update one or more forward-looking statements, there should be no inference that we will make additional updates with respect to those or other forward-looking statements.